Exhibit 1.02

The Coast Distribution System, Inc.

Conflict Minerals Report

This is the Conflict Minerals Report (this “Report”) of The Coast Distribution System, Inc., a Delaware corporation (the “Company”, “we,” “us” or “our”) for calendar year 2013, which has been prepared in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934, as amended, and Form SD. Certain terms used and not defined in this Report are defined in Form SD.

Introduction

Rule 13p-1 was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”). The Rule imposes certain reporting obligations on companies that are registered with the SEC (each, a “Registrant”) that manufacture or contract for the manufacture of any products that contain “conflict minerals” which are necessary to the functionality or production of any of those products. For the purposes of this assessment, “conflict minerals” are currently defined to include gold, cassiterite, columbite-tantalite, wolframite, and their derivatives, which are limited to tin, tantalum, and tungsten. These requirements apply to a Registrant regardless of the geographic origin of the conflict minerals and regardless of whether the conflict minerals may fund armed conflict.

If a Registrant is able to establish that the conflict minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (collectively, the “Covered Countries”), or from recycled and scrap sources, it must submit a Form SD which describes its reasonable country of origin inquiry that led to that conclusion. Alternatively, if a Registrant has reason to believe that any of the conflict minerals in its supply chain may have originated in the Covered Countries, or if it is unable to determine the country of origin of the conflict minerals, then the Registrant must exercise due diligence on the source and chain of custody of the conflict minerals. Each year thereafter, the Registrant must submit a Conflict Minerals Report to the SEC that includes a description of the due diligence measures taken.

We have evaluated our products and supply chain and have determined that certain of the products we contract to manufacture contain one or more conflict minerals that are necessary to the functionality of those products. We have conducted a good faith, reasonable country of origin inquiry regarding the conflict minerals. As a result of the reasonable county of origin inquiry, we exercised due diligence on the source and chain of custody of the conflict minerals using an internationally recognized due diligence framework for that purpose. Based on that due diligence review, we have concluded that the sourcing of the conflict minerals used in those products is presently “DRC conflict undeterminable.” Accordingly, we have prepared this Report pursuant to Rule 13p-1 and Form SD. This Report is not required to be, and has not been, subjected to an independent private sector audit.

Part 1.	Due Diligence

The design of our conflict minerals due diligence process described below conforms in all material respects with the internationally recognized due diligence framework set forth in the 2nd Edition of The Organisation for Economic Co-operation and Development (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas, as further set out in the specific guidance contained in the Supplement on Tin, Tantalum, and Tungsten and the Supplement for Gold (collectively, the “OECD Guidance”).

Due Diligence Process

Our due diligence process includes the following key elements: (i) adopting a Conflict Minerals Policy, (ii) establishing strong internal management systems, (iii) identifying risks in our supply chain, and implementing a strategy to respond to those risks, (iv) utilizing industry efforts to influence smelters and refineries to obtain audits and become certified, (v) training employees and encouraging reporting of violations of the Conflict Minerals Policy, and (vi) publicly reporting on our supply chain due diligence policies and practices. Each component of our due diligence process is addressed in greater detail below.

Conflict Minerals Policy. Effective as of January 27, 2014, we adopted the following Conflict Minerals Policy as required by the OECD Guidance:

“Coast Distribution System, Inc. is aware of the violence and human rights violations taking place in connection with the mining of conflict mineral ores in the Democratic Republic of the Congo and surrounding countries (Conflict Region). As a good corporate citizen Coast Distribution System, Inc. respects human rights and will not contribute to conflict in this area.

In compliance with Section 1502 of the Dodd Frank Wall Street Reform Act, Coast Distribution System, Inc. is undertaking due diligence actions to ensure that any tin, tantalum, tungsten or gold in our products is not sourced from mines in the Conflict Region controlled by non-government military groups, or unlawful military factions. We expect our suppliers to do the same.

This policy is effective this 27 day of January, 2014.”

We have communicated this policy to our suppliers and the public. A copy of our Conflict Minerals Policy is available on our website at http://www.coastdistribution.com/CoastDistributionCMPolicyStatement.pdf

Internal Management Systems. We have structured our internal management team to support our supply chain due diligence process by, among other things, designating a conflict minerals program manager to lead the implementation of our conflict minerals compliance strategy. In addition, we have established a system of controls and transparency over our supply chain using the Electronic Industry Citizenship Coalition (“EICC”) and the Global eSustainability Initiative (“GeSI”) Conflict Minerals Reporting Template (“CMRT”) as a reporting mechanism to determine conflict minerals sources for our products. Utilizing these generally accepted industry tools, we conducted a survey of all of our suppliers with which we contract to manufacture products and, in the course of our exercise of due diligence, we received responses from more than 95% of these suppliers.

Supply Chain Risks. We have taken steps to identify and assess risk in our supply chain by seeking to identify smelters and refiners of conflict minerals in our supply chain through industry-wide schemes to disclose upstream actors in the supply chain, including the Conflict-Free Smelter Program (“CFSP”) of the Conflict-free Sourcing Initiative (“CFSI”), an initiative of the EICC and GeSI. To date we have been able to identify one smelter, PT Koba Tin (CFSP ID# 2IDN036). One or more refineries or additional smelters may be identified as part of our data collection process and our continued due diligence efforts in future years.

Audit and Certification. We do not have any direct relationships with smelters or refiners and we do not perform direct audits of entities that provide our supply of conflict minerals. However, we do rely upon industry efforts, such as those under the CFSI, to influence smelters and refineries to obtain audits and become certified through the CFSP.

Employee Training and Reporting of Violations. We have mechanisms in place whereby employees can report violations of our various corporate governance policies, including our Conflict Minerals Policy. We have also provided training on our Conflict Minerals Policy to our employees who are involved in manufacturing and supply chain and, in doing so, have encouraged these employees to report any violations.

Public Reporting of Due Diligence Policies. As discussed above, Rule 13p-1 imposes certain reporting obligations on companies that are registered with the SEC whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Because we are unable to determine the country of origin of the conflict minerals used in our products, we are required to exercise due diligence on the source and chain of custody of the conflict minerals and to submit, annually, a Conflict Minerals Report to the SEC that includes a description of the due diligence measures taken.

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Risk Mitigation / Future Due Diligence Measures

We believe that the activities described in the “Due Diligence Process” section above mitigate the risk that our conflict minerals directly or indirectly benefited armed groups that are perpetrators of human rights abuses in the Covered Countries. We intend to take the following additional steps in our due diligence process:

•	Evaluate our current suppliers of contracted-for products based on their responsiveness to our ongoing data collection and due diligence efforts. Any of those suppliers whose products pose a risk of conflict mineral content that requires reporting, but whose response was limited or non-existent for calendar year 2013, will be considered for replacement if that supplier is unable to provide us the requested data for calendar year 2014.

•	Evaluate all potential new suppliers of products which present a risk of conflict mineral content, whether for existing or future products which the Company manufactures or contracts to have manufactured, for their capacity to respond in an accurate and timely manner to requests for conflict mineral data.

•	Require all current and new suppliers of products that present a risk of conflict mineral content to implement appropriate due diligence procedures for the purpose of tracing the supply chain upstream to refineries and smelters certified by the CFSP as “DRC conflict free.”

•	Enhance our supplier communication, training and reporting processes to improve due diligence accuracy.

Part 2.	Product Descriptions

A list of our products that are subject to the conflict mineral reporting requirements of Form SD is set forth in Table 1 below.

Facilities Used to Process Necessary Conflict Minerals for Products. To date we have been able to identify one smelter, PT Koba Tin (CFSP ID# 2IDN036). One or more refineries or additional smelters may be identified as part of our data collection and continued due diligence efforts in future years.

Country of Origin of Necessary Conflict Minerals. Notwithstanding our due diligence efforts, we have been unable to identify the countries of origin of any conflict minerals necessary to the functionality of the products that we have contracted for manufacture.

Efforts to Determine the Mine or Location of Origin. The Company supports the CFSP, which is focusing on smelters as a choke point in the global metals supply chain through which all ores must pass. We intend to work with our suppliers to achieve sourcing of conflict minerals only from CFSP certified conflict-free smelters and refiners. Our participation in the CFSP constitutes the industry-standard method of determining the mine or location of origin with the greatest possible specificity because, once ores are smelted or refined, it is not possible to trace back to the mine or location of origin.

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Table 1 - Product Description

Product No.	Description
31568	26K CROSS MEMBER
31567	16K CROSS MEMBER
31249	LIFT UNIT ASSEMBLY
31569	16K HITCH HOUSING/YOKE/HEAD
31570	26K HITCH HOUSING/YOKE/HEAD
30506	DRAW BAR 800LB RND W/CHAINS
30546	DRAW BAR 1200LB RND W/CHAINS
30550	DRAW BAR 1400LB RND W/CHAINS
31371	CHAIN KIT FOR WD KITS
31671	HEAD BOLT
31976	1/2-13UNC X 3.75 HEX HEAD BOLT
32060	SHANK
32061	HEAD ASSEMBLY F/RND BAR HITCH
32062	LIFT UNIT ASSEMBLY
32063	HANDLE
32064	HARDWARE KIT F/ROUND BAR WD
40321	LEVEL MULTI-SURFACE (40482)
68665	RUBBER ROOF KIT (65213)
31285	BALL 2-5/16X1-1/4 12K (39386)
31972	BALL 2X1-1/4X2-5/8-UNASSEMBLED
31998	SCREW KIT PK/8
98679	BOX ONLY FOR HB3000
98680	SKIN ONLY FOR HB3000
13339	BATTERY STRAP KIT,42IN BULK
20566	T VALVE LOWER V4,1EA REG ABS
20567	T VALVE UPPER V4,1EA REG ABS
20568	COUPLER SWIVEL V4,1EA PP MAT’L
20569	COUPLER NUT V4,1EA POLY MAT’L
20570	O-RING ADAPTER V4 1EA, ABS MAT
20571	REAR WHEEL SPACER, WHITE
20806	V6 COUP NUT BUTTRESS ABS,BLK
90117	CARDS F/65485 FAN BLADES
90118	BLISTER FOR FAN BLADES
20657	SGL LED EC-LTE,BWHT,OPT NO BLB
20658	DBL LED EC-LTE,BWHT,OPT NO BLB
20659	LED SCARE LITE,BWHT,CLR NO BLB
20660	LED PORCH LITE,BWHT,CLR NO BLB
20661	LED P-LTE,BWHT,CLR W/SW NO BLB
20662	SGL LED EU-LTE,BWHT,WHT NO BLB
20663	SGL LED EU-LTE,BWHT,OPT NO BLB
20664	DBL LED EU-LTE,BWHT,WHT NO BLB
20666	DBL LED EU-LTE,BWHT,OPT NO BLB
20717	SGL LED EU-LITE,SFT,OPT NO BLB
20718	DBL LED EU-LITE,SFT,OPT NO BLB
20721	SGL LED EU-LITE,SFT,WHT NO BLB
20722	DBL LED EU-LITE,SFT,WHT NO BLB
20723	SGL LED EC-LITE,SFT,OPT NO BLB

Product No.	Description
31350	5TH WHEEL DISPLAY STAND
31370	WD DISPLAY STAND
33842	SWAY CONTROL BALL
33844	BALL 1-7/8X3/4X1-3/4 CHROME
33846	BALL 1-7/8X1X2/1/8 CHROME
33849	BALL 2 X 3/4 X1-3/4 CHROME
33850	BALL LS 2X3/4X2-5/16 CHROME
33851	BALL 2X1X2-1/8 CHROME
33852	BALL LS 2X1X2-7/8 CHROME
33853	BALL 2X1-1/4X2-5/8 CHROME
33855	BALL 2-5/16X1X2-1/8 CHROME
34915	BALL 1-7/8X3/4X1-3/4 CHR PAK/1
34917	BALL 2X3/4X1-3/4 CHR PAK/1
34918	BALL 2X1X2-1/8 CHR PAK/1
34919	BALL 2-5/16X1X2-1/8 CHR PAK/1
34924	BALL LS 2X1X2-7/8 CHR PAK/1
39386	BALL 2-5/16X1-1/4X2-5/8 CHR
30849	1200LB WDH W/SWAY/BALL-2-5/16
31331	501-800# WDH P-TRUNNION
31335	801-1200# WDH P-TRUNNION
31421	400-600# WDH RD BAR
31422	501-800# WDH RD BAR
31423	801-1200# WDH RD BAR
31425	1001-1400# WDH RD BAR
31427	501-800# WDH L/SHANK RB
31428	801-1200# WDH L/SHANK RB
31620	800# WDH TRUN W/SWAY & BALL
31621	1200# WDH TRUN W/SWAY & BALL
31986	600LB WDH W/SWAY/BALL-2-5/16IN
31995	600LB WDH W/SWAY/BALL-2IN
31996	800LB WDH W/SWAY/BALL 2IN
31997	800LB WDH W/SWAY/BALL 2-5/16
31313	16K-S 5TH WHEEL HEAD/X-MEMBER
31452	REPL XS-16 CROSS MEMBER KIT
31453	REPL XS-16 HEAD ASSEMBLY KIT
31454	REPL XS-16 HANDLE KIT
31455	XS-16 COMPLETE HARDWARE KIT
31456	HEAD PIN FOR 16K-S/16K
31458	XS-16 CROSS MEMBER HDWE KIT
31314	16K 5TH WHEEL UPRIGHTS BX/2
30001	TRI-BALL ADJ BALL MOUNT HUSKY
31341	BALL MT CLS II 6-5/8X5/8X1-1/4
31342	BALL MT CLII 7-7/8X2-1/4X2-7/8
31349	BALL MOUNT TRIPLE BALL
31354	BALL MT DOUBLE TOW BULK HUSKY
31357	BALL MT CLS III 8X3/4X2
31358	BALL MT CLS III 10X3X4-1/4

Table 1 - Product Description

Product No.	Description
20724	DBL ECON LITE,SOFT,OPT NO BULB
51241	SGL LED EU-LTE,BWHT,OPT NO BLB
51242	DBL LED EU-LTE,BWHT,OPT NO BLB
51261	SGL LED EU-LT,BW/WHT,DIM NOBLB
51262	SGL LED EU-LT,BW/OPT,DIM NOBLB
51263	DBL LED EU-LT,BW/WHT,DIM NOBLB
51264	DBL LED EU-LT,BW/OPT,DIM NOBLB
17139	TRIANGULAR ADPT 30F-15M(13995)
20405	1/2 X 25’ WATER HOSE (20150)
20410	1/2 X 15’ WATER HOSE (27294)
27294	AQUA PRO WATER LINE,1/2”X15’
27888	WTR FILL REC PLAST P/WHT CD/1
20150	AQUA PRO WATER LINE,1/2” X 25’
20151	AQUA PRO WATER LINE,1/2” X 50’
21317	AQUA PRO WATER LINE,5/8” X 25’
21318	AQUA PRO WATER LINE,5/8” X 50’
14059	ADAPTER 30F-15M CIRCULAR CD/1
14061	ADAPTER 15F-30M CIRCULAR CD/1
14063	ADAPTER 50F-15M CIRCULAR CD/1
65141	A/C HARD WIRE KIT TENT CAMPER
10705	SCARE LIGHT W/CLR LENS BULK
11587	LENS EURO LIGHT/FLEETWOOD
11824	ECONOMY LIGHT OPTIC SGL CD/1
11825	ECONOMY LIGHT OPTIC DBL CD1
11826	LENS F/ECON OPTIC LIGHT
13812	FLUORESCENT LIGHT 16W DLB TUBE
13813	FLUORESCENT LIGHT 30W DLB TUBE
14655	ECONOMY LIGHT WHT SGL CD/1
14656	ECONOMY LIGHT WHT DBL CD/1
14813	LENS F/ECONOMY LIGHT BULK
16193	SCARE LIGHT W/CLR LENS CD/1
16747	BULB #JC10W HALOGEN CD/2
16748	FLUORESCENT TUBE F15T8/CW PK/2
16749	FLUORESCENT TUBE F8T5/CW PAK/2
17925	EURO LIGHT C/WHT-WHT SGL CD/1
17926	EURO LIGHT C/WHT-WHT DBL CD/1
18014	EURO LIGHT C/WHT-OPTIC SGL CD1
18015	EURO LIGHT C/WHT-OPTIC DBL CD1
18016	LENS F/EURO LITE WHITE CD/1
18017	LENS F/EURO LIGHT OPTIC CD/1
18102	PORCH LIGHT WHT-CLR CD/1
18104	PORCH LIGHT WHT-CLR-SW CD/1
18106	LENS F/PORCH LIGHT CLEAR
18107	LENS F/PORCH LIGHT AMBER
18109	PORCH LIGHT WHT-AMB CD/1
18111	PORCH LIGHT WHT-AMB-SW CD/1
18121	EURO LIGHT WHT-WHT SGL CD/1

Product No.	Description
31359	BALL MT CLSIV 6-3/4X2X3-1/4
31360	BALL MT CLS III 9X1X2-1/4
31361	BALL MT CLS II 9”L 8”D
31362	BALL MT CLS IV 10-1/2X1X2-1/4
31363	BALL MT CLS III 11-1/2X4-3/4X6
31364	BALL MT CLS IV STGHT 8X3/4X2
31366	BALL MT KIT 2IN BALL 2IN DROP
31367	BALL MT KT 2IN BALL 3-1/4”DROP
31369	BALL MT CLASS IV 12X1X2-1/4
31412	CUSTOM BRACKET KIT FORD
31413	CLAMP-ON BRKT KIT DODGE ALL
31415	CUSTOM BRACKET KIT CHEVY ALL
31368	HUSKY GOOSENECK
31196	HUSKY 10-16K GLIDER 3/BOX SET
31745	KIT,SERV,H10-16K DS H&R ASSEM
31748	KIT,SERV,H10-16K PS H&R ASSEM
31751	KIT,SERV,H10-16K HNDL & HDWARE
31752	KIT,SERV,H10-16K BOLT&WASH HWR
31789	KIT,SERV,H10-16K GLIDING PAD
31795	KIT,SERV,H10-16K COMP CYL ASSY
31796	KIT,SERV,H10-16K PS FLIP ASSY
31797	KIT,SERV,H10-16K CLEV/COT PIN
31803	KIT,SERV,H10-16K PIV PLT ASSY
31804	KIT,SERV,H10-16K RAIL SP &HDWR
31805	KIT,SERV,H10-16K PIV RET SPR
31806	KIT,SERV,H10-16K BUMP STOP HWR
32042	HUSKY 10-26K GLIDER 3/BOX SET
32043	SHIM KIT (THIN)
32044	KIT, SERV, HUSKY 10 PULL HNDLE
32045	KIT,3/8” HDWE KIT FOR H10 HNDL
32046	KIT,SERV, HUSKY 10 GLIDING PAD
32047	KIT,SERV,H10 COMP CYL ASSY
32048	KIT,SERV,H10 HANDLE RET SPRING
32049	KIT,SERV,H10 PS PIVOT ASSEMBLY
32050	KIT,SERV,H10 CLEVIS/COTTER PIN
32051	KIT,SERV,H10 PIVOT PLATE ASBLY
32053	KIT,SERV,H10 HOUSING HDWR 1/2”
32054	KIT,H10 END TUBE PLUGS BAG/2
32056	KIT,SERV,H10 PIVOT RET SPRING
32058	PIVOT PLATE HARDWARE SERV KIT
32059	KIT, SERVICE, CENTER BOLT
30003	BASE RAIL CLEVIS PIN, BAG/4
30004	BASE RAIL 5/8 HAIR PIN BAG/4
30562	10 BOLT KIT DGE 1500 02-08
30575	10 BOLT DGE TUBE SPACER KIT
30582	10 BOLT KIT DGE 2500/3500
30597	10 BOLT TUBE SPACER KIT TUNDRA

Table 1 - Product Description

Product No.	Description
18122	EURO LIGHT WHT-OPTIC SGL CD/1
18123	EURO LIGHT WHT-WHT DOUBLE CD/1
18124	EURO LIGHT WHT-OPTIC DBL CD/1
18530	LENS F/ECONOMY LIGHT CD/1
51251	PORCH LIGHT WHT,CLR,WO/SW CD/1
51252	PORCH LIGHT WHT,CLR,W/SW CD/1
51299	LENS FOR NEW PORCH LIGHT CD/1
11533	EXTENSION CORD 30A 25FT W/HAND
11534	EXTENSION CORD 30A 50FT W/HAND
11535	EXTENSION CORD 50A 30FT W/HAND
11827	ARCON GENERATOR ADPT L5-30
11828	ARCON GENERATOR ADPT L5-30
13218	ADAPTER 30A-15A ROUND CSA CD/1
13333	ADAPTER 30A-15A ROUND CSA BULK
13993	ADAPTER 30A-15A TRI CSA CD/1
13995	ADAPTER 30A-15A TRI CSA BULK
14014	ROUND ADAPTER 50F-30M
14018	ROUND ADAPTER 30F-50M
14053	ADAPTER 15F-30M TRIANGULR CD/1
14054	ADAPTER 15F-30M TRIANGULR BULK
14057	ADAPTER 15F-30M DLX ROUND CD/1
14058	ADAPTER 15F-30M DLX ROUND BULK
14081	ADAPTER 30F-15M 90 DEG PK/1
14082	ADAPTER 30F-15M 90 DEG BULK
14237	PIGTAIL 30F-STRIPPED 18IN
14238	PIGTAIL 30M-STRIPPED 18IN
14239	PIGTAIL 15F-30M 18IN
14240	PIGTAIL 30F-15M 18IN
14241	PIGTAIL 30F-50M 18IN
14242	PIGTAIL 50F-30M 18IN
14243	PIGTAIL 30F-50M FLAT WIRE 18IN
14244	PIGTAIL 50F-30M FLAT WIRE 18IN
14245	PIGTAIL 30F-15M 9IN PK/1
14246	PIGTAIL 30F-15M FLATWIRE 12IN
14247	POWER CORD 30M-STRIPPED 25FT
14248	EXTENSION CORD 30A 25FT
14249	EXTENSION CORD 30A 50FT
14250	POWER CORD 50A-STRIPPED 25FT
14362	PIGTAIL 15F-30M 18IN PK/1
14363	PIGTAIL 30F-STRIPPED 18IN PK/1
14365	PIGTAIL 30F-15M 18IN CD/1
14366	PIGTAIL 30F-15M FW 12IN PK/1
14367	PIGTAIL 30F-50M 18IN PK/1
14368	PIGTAIL 30F-50M FW 18IN PK/1
14369	PIGTAIL 30M-STRIPPED 18IN PK/1
14370	PIGTAIL 30F-15M 9IN
14371	PIGTAIL 50F-30M 18IN PK/1

Product No.	Description
30600	10 BOLT TUBE SPACER KIT TUNDRA
30607	4 BOLTKITFORD
30619	4 & 10 BOLTKITFORD
30640	4 BOLTRAILADAPTERKIT
30665	4 BOLTRAILADAPTERKITDGE
31385	STRAIGHT“L” BRKT SERVICE KIT
31401	ANGLE BRACKET REPLACEMENT KIT
31417	WHEEL BOLT KIT PKG/8
31418	HARDWARE SERVICE KIT
31563	UNIVERSAL 4-BOLT INSTALL KIT
31622	10 BOLT RAIL INSTALL KIT
31712	7/8” SPACER BLOCK KIT BAG/4
31728	PULL HANDLE & PIN SERV KIT
31419	BASE RAIL SPACER KIT
80179	REPLACEMENT BOARD AND FOBS
81489	MOTOR, SP2500 AND SP3000 JACK
81490	MOTOR, SP3500 JACK
81492	SP 2500 UPPER JACK ASSEMBLY
81493	SP 3000 UPPER JACK ASSEMBLY
81494	SP 3500 UPPER JACK ASSEMBLY
81495	SP 3000 LOWER JACK ASSEMBLY
81496	SP 3500/2500 LOWER JACK ASMBLY
81497	UNIV CONNECTOR STORAGE KIT
81915	SP 2500 UPPER COVER KIT
81916	SP 3000 UPPER COVER KIT
81917	SP 3500 UPPER COVER KIT
82019	BALL SCREW WITH NUT ONLY
82020	ACME SCREW WITH NUT ONLY
82031	OPERATING SWITCH HSB
82032	LIGHT SWITCH HSB
82033	GASKETS
82045	SET OF PLASTIC COVERS
82046	KIT, RUBBER COVERS, GASK, GROM
82066	HSB5000 OPERATING SWITCH
82067	HSB5000 LIGHT SWITCH
87450	HB3000 UPPER JACK ASSEMBLY
87451	HB4500 UPPER JACK ASSEMBLY
87452	OPERATING SWITCH HB3000,HB4500
87453	LIGHT SWITCH HB3000,HB4500
87454	SWITCH BOOTS-2PK HB3000,HB4500
87455	LED WORK LIGHTS W/ RUB SEALS
87456	BRAKE/CRANK COVERS W/RUB SEALS
87457	MOTOR HB3000 AND HB4500
87458	BRAKE FOR HB3000 AND HB4500
87459	HB3000 LOWER JACK ASSEMBLY
87460	HB4500 LOWER JACK ASSEMBLY
87461	ADJUSTABLE LEG W/FOOT PAD

Table 1 - Product Description

Product No.	Description
14372	PIGTAIL 50F-30M FW 18IN PK/1
14398	GENERATOR ADAPTER,ROUND 30AMP
14977	GENERATOR PIGTAIL ADPT,30AMP
17341	ARCON MULTI-MAX ADAPTER
17360	GENERATOR CORD TRI-SOURCE ADPT
17361	GENERATOR ADPTR-L5-30P/2X5-20R
17362	GENERATOR ADPTR-L14-30P/2X5-20R
18203	30AMP REPLACEMENT PLUG CD/1
18206	30AMP REPL RECEPTACLE CD/1
19186	50A MALE CORD END
19194	50A FEMALE CORD END
20667	SGL LED EC-LITE,BWHT,OPT LENS
20668	DBL LED EC-LITE,BWHT,OPT LENS
20669	SGL LED EU-LITE,BWHT,OPT LENS
20670	DBL LED EU-LITE,BWHT,OPT LENS
20671	LED SCARE LIGHT,BWHT,CLR LENS
20672	LED PORCH LIGHT,BWHT,CLR LENS
20673	LED PRCH LITE W/SW,BWHT,C-LENS
20711	SGL LED EU-LITE,SWHT,OPT LENS
20712	DBL LED EU-LITE,SWHT,OPT LENS
20713	SGL LED EU-LITE,SWHT,WHT LENS
20714	DBL LED EU-LITE,SWHT,WHT LENS
20715	SGL LED EC-LITE,SWHT,OPT LENS
20716	DBL LED EC-LITE,SWHT,OPT LENS
20725	SGL LED EU-LITE,BWHT,WHT LENS
20726	DBL LED EU-LITE,BWHT,WHT LENS
51265	SGL LED EU-LT,BW/WHT LENS,DIMM
51266	SGL LED EU-LT,BW/OPT LENS,DIMM
51267	DBL LED EU-LT,BW/WHT LENS,DIMM
51268	DBL LED EU-LT,BW/OPT LENS,DIMM
81264	PULL DOWN WAND
48731	SURFACE MOUNT BASE
48732	RECESSED BASE-ROUND
48733	RECESSED BASE-SQUARE
65264	STEP STABILIZER
51221	SGL LED EU-LITE,BWHT,OPT LENS
51222	DBL LED EU-LITE,BWHT,OPT LENS
51225	FLUORESCENT TUBE F15T8/CW PK/2
51226	PORCH LIGHT WHT-CLR-SW CD/1
51227	FLUORESCENT TUBE F8T5/CW PAK/2
51228	LENS F/PORCH LIGHT AMBER
51229	PORCH LIGHT WHT-CLR CD/1
51230	LENS F/PORCH LIGHT CLEAR
51231	LENS F/EURO LITE WHITE CD/1
51232	EURO LIGHT WHT-OPTIC DBL CD/1
51233	EURO LIGHT WHT-OPTIC SGL CD/1
51234	EURO LIGHT WHT-WHT DOUBLE CD/1
51235	EURO LIGHT WHT-WHT SGL CD/1

Product No.	Description
87462	BRAKE RELEASE HAND & MAN CRANK
87490	HB3000-2 LOWER JACK ASSEMBLY
87491	FOOT PAD F/2” 3000#
87526	MANUAL RESET CIRCUIT BREAKER
87637	HB3000 SMARTSTOP UPPER JACK AS
87638	HB4500 SMARTSTOP UPPER JACK AS
87639	BRK.RELS.HAND&MAN.CRNK.SMRTSTP
87640	CONNECTOR STORAGE KIT
87642	UPPER PLSTC.CVR.KIT F/HB4500
87643	UPPER PLSTC.CVR.KIT F/HB3000
87644	UPPER PLSTC.CVR.KIT F/HB3000/2
87645	LOWER PLSTC.CVR.KIT
87658	HB4500 REMOTE UPPER JACK ASSY
82022	ELEC JACK SUPER BRUTE 5K W/REM
82084	ELEC JACK SUPER BRUTE 4K
87247	ELECTRIC JACK-BRUTE HB4500
87248	ELECTRIC JACK-BRUTE HB3000
87641	ELEC JACK-BRUTE W/REMOTE
81079	SLIDE-OUT STABIL 17”-29” PAIR
81080	SLIDE-OUT STABIL 21”-38” PAIR
81081	SLIDE-OUT STABIL 27”-49” PAIR
31974	1000# SIDE WIND JACK CAP
31975	2000# SIDE WIND JACK CAP
70135	SCISSORS JACKS - 28IN, BX/2
72138	RPL SCISSOR JACK-20”
72139	RPL SCISSOR JACK-24”
72140	RPL SCISSOR JACK-28”
75203	5TH WHEEL STABILIZER ADJ
76850	SPEED HANDLE
76862	SCISSORS JACKS -24IN, BX/2
76942	5TH WHEEL STABILIZER
77713	SCISSORS JACKS -20IN, BX/2
87070	COUPLER 1-7/8”BALL 2”W W/CHAIN
87071	COUPLER 1-7/8”BALL 2.5”W W/CHN
87072	COUPLER 1-7/8”BALL 3”W W/CHAIN
87073	COUPLER 2”BALL 2”W W/CHAIN
87074	COUPLER 2”BALL 2.5”W W/CHAIN
87075	COUPLER 2”BALL 3”W W/CHN 3500#
87076	COUPLER 2”BALL 3”W W/CHN 6000#
87077	COUPLER 2” A-FRAME W/CHAIN
87079	COUPLER 2” A-FRAME, FLAT LOCK
87080	COUPLER 2 5/16” A-FRAME, 10K#
87081	COUPLER 2 5/16” A-FRAME, 14K#
87082	COUPLER REPAIR KIT 1-7/8”
87083	COUPLER REPAIR KIT 2”, 3500#
87084	COUPLER REPAIR KIT 2”, 5000#
34842	TONGUE BALL PLATE
34845	BALL MOUNT BAR

Table 1 - Product Description

Product No.	Description
51236	LENS F/EURO LIGHT OPTIC CD/1
51237	PORCH LIGHT WHT-AMB CD/1
51238	PORCH LIGHT WHT-AMB-SW CD/1
70406	BUMPER PLUG 4IN BULK
79403	BUMPER PLUG 4IN CD/2
48829	FAULKNER MAT CARRY BAG
44021	SERVING TRAY F/DIR.CHAIR BLACK
48945	SERVING TRAY,NEW BRACKET, BLK
43951	CHAIR BAG BLACK
48529	LACING FOR RECLINER WHITE
48531	LACING FOR RECLINER BLACK
48532	LACING FOR RECLINER GREEN
48960	RECL,BEACH SAND MESH WOODEN AR
48961	RECL, MOCHA WOODEN ARM
48962	RECL,BLACK MESH
48963	RECL,PADDED BLACK
48964	RECL,PADDED BLUE
48965	RECL,PADDED GREEN
48966	RECL,PADDED GREEN/BLACK
48967	RECL,PADDED RED/BLACK
48968	RECL,PADDED BLUE/BLACK
48969	RECL,PADDED CHECKERED
48970	RECL,BEACH SAND MESH XL
48971	RECL, MOCHA WOODEN ARM XL
48972	RECL,BLACK MESH XL
48973	RECL,PADDED BLACK XL
48974	RECL,PADDED BLUE XL
48975	RECL,PADDED GREEN XL
48976	RECL,PADDED GREEN/BLACK XL
48977	RECL,PADDED RED/BLACK XL
48978	RECL,PADDED BLUE/BLACK XL
48979	RECL,PADDED CHECKERED XL
45637	MAT,SUMMER WAVES 8X16 GRN/BLUE
45638	MAT,SUMMER WAVES 8X16 TAN GOLD
46258	MAT,SUMMER WAVES 8X16 BLACK
46294	MAT,SUMMER WAVES 8X20 GRN/BLUE
46322	MAT,SUMMER WAVES 8X20 TAN GOLD
46341	MAT,SUMMER WAVES 8X20 BLACK
46354	MAT, MIRAGE 8X16 SILVER GOLD
46361	MAT, MIRAGE 8X16 BURGUNDY
46362	MAT, MIRAGE 8X20 SILVER GOLD
46363	MAT, MIRAGE 8X20 BURGUNDY
46502	MAT, INDEPENDENCE DAY 8X20
46503	MAT, INDEPENDENCE DAY 9X12
46504	MAT, WILD MUSTANG 9X12 BLK/SIL
46506	MAT, WILD MUSTANG 9X12 BLUE
46507	MAT, WILD MUSTANG 9X12 BROWN
46508	MAT,WILD MUSTANG 9X12 BURGANDY
46945	MAT, WILD MUSTANG 9X12 GREEN
48430	MAT, MONTE CARLO 6X9 BEIGE
48448	MAT, MONTE CARLO 6X9 BLUE

Product No.	Description
34846	SLIDE BAR
34847	HANDLE F/HUSKY SWAY CONTROL
34853	SPRING CLIP F/SW CONTROL 2/PK
71195	REPL SCREW KIT PK/8
10304	PREWIRE 6WAY ZINC 12IN CD/1
10305	PREWIRE 7WAY PLAST 12IN CD/1
10547	PREWIRE 7WAY PLASTIC 48IN
11588	EXTENSION HARNESS,5WAY 2FT
11952	BRACKET 4/5/6-WAY BLK CD/1
13215	PREWIRE 7WAY BLADE 12IN,BULK
13216	PREWIRED 7WAY BLADE 60IN,BULK
13217	PREWIRED 7WAY BLADE 96IN,BULK
13220	TOWING CABLE COILED 4-WAY CD/1
13221	TOWING CABLE COILED 6-WAY CD/1
13226	CONNECTOR BRKT UNIV 7PIN CD/1
13227	CONNECTOR BRKT UNIV 7PIN BULK
13795	CONNECT 7WAY PREM CAR END BULK
13796	CONNECT 7WAY PREM CAR END CD/1
14621	CONNECTOR 4WAY ZINC CAR END
14622	CONNECTOR 4WAY ZINC TRL END
14623	CONNECT 4WAY ZINC CAR END CD/1
14624	CONNECT 4WAY ZINC TRL END CD/1
14626	CONNECTOR 6WAY ZINC CAR END
14627	CONNECTOR 6WAY ZINC TRL END
14628	CONNECT 6WAY ZINC CAR END CD/1
14629	CONNECT 6WAY ZINC TRL END CD/1
14630	BRACKET 4,5,6WAY ZINC CD/1
14631	CONNECTOR 7WAY METAL CAR END
14632	CONNECTOR 7WAY METAL TRL END
14633	CONNECT 7WAY MET CAR END CD/1
14634	CONNECT 7WAY MET TRL END CD/1
14636	CONNECTOR 7WAY PLAST CAR END
14794	BRACKET 4,5,6WAY ZINC BULK
14797	CONNECTOR 6WAY PLAST TRL END
14798	CONNECTOR 6WAY PLAST CAR END
14800	CONNECTOR 4WAY CHR TRL END
14801	CONNECTOR 4WAY CHR CAR END
14805	BRACKET 7WAY ZINC BULK
14808	BRACKET 7&9WAY ZINC BULK
15417	CONNECTOR 4WAY CHROME CD/1
15418	CONNECT 4WAY CHR CAR END CD/1
15419	CONNECT 4WAY CHR TRL END CD/1
18046	BRACKET 4,5,6WAY BLACK CD/1
18047	BRACKET 7&9WAY BLACK CD/1
18048	BRACKET 4,5,6WAY BLACK BULK
18049	BRACKET 7&9WAY BLACK BULK
18298	PREWIRE 6WAY ZINC 12IN
18299	PREWIRE 7WAY PLASTIC 12IN
30100	BALL COVER,1-7/8-2 BLK
31279	BALL COVER,1-7/8-2 RED
11859	HARDWARE KIT 6WAY

Table 1 - Product Description

Product No.	Description
48449	MAT, MONTE CARLO 6X9 GREEN
48450	MAT, MONTE CARLO 9X12 BEIGE
48451	MAT, MONTE CARLO 9X12 BLUE
48453	MAT, MONTE CARLO 9X12 GREEN
48464	MAT, MONTE CARLO 8X20 BEIGE
48465	MAT, MONTE CARLO 8X20 BLUE
48486	MAT, MONTE CARLO 8X20 GREEN
48695	MAT, VINEYARD 6X9 BEIGE
48698	MAT, VINEYARD 6X9 BLUE
48699	MAT, VINEYARD 6X9 GREEN
48700	MAT, VINEYARD 9X12 BEIGE
48701	MAT, VINEYARD 9X12 BLUE
48702	MAT, VINEYARD 9X12 GREEN
48703	MAT, VINEYARD 8X20 BEIGE
48704	MAT, VINEYARD 8X20 BLUE
48705	MAT, VINEYARD 8X20 GREEN
48707	MAT, FINISH LINE 6X9
48708	MAT, FINISH LINE 9X12
48709	MAT, FINISH LINE 8X20
48823	WORK&PLAY MAT,FINISH LINE36X68
48824	WORK&PLAY MAT,BEIGE,VNYD36X68
31574	PIVOT PIN KIT FOR 16KW & 26KW
31575	CROSS BEAM HDWE KIT F 16&26KW
31576	BASE RAIL HDWE KIT F 16&26KW
31577	CROSS MEMBER KIT FOR 26KW
31839	26K W HARDWARE KIT
31580	CROSS BEAM KIT FOR 16KW
31390	CENTER-LINE HEAD 500#-1400#
31393	CENTER-LINE SPRING BAR BRKT RH
31394	CENTER-LINE SPRING BAR BRKT LH
31447	KIT CENTER-LINE COMPLETE HDWE
31448	KIT CENTER-LINE DS TRUNNION
31449	KIT CENTER-LINE PS TRUNNION
31450	KIT CENTER-LINE PRESSURE PLATE
31459	CENTER-LINE CUSTOMER SHIM KIT
31552	CENTER LINE FORGED SHANK
31573	HANDLE KIT FOR 16KW & 26KW
31578	HEAD AND YOKE KIT FOR 26KW
31579	HANDLE GRIP KIT FOR 16&26KW
31581	HEAD AND YOKE KIT FOR 16KW
31672	L-BRACKET CHAIN AND PIN KIT
31703	CROSSMEMBER RUBBER BUMPER KIT
31705	C/L HEAD ONLY SERVICE KIT
31878	CENTER-LINE LIFT TOOL KIT
32017	C/L SPRING BAR STRAP KIT
31527	SPRING BAR RETAINER PACK
37153	SET SCREW 5/8IN
31511	DRAW BAR CENTER-LINE 500-800#
31512	DRAW BAR CENTER-LINE 801-1200#
31513	DRAW BAR CENTER-LINE1001-1400#
34714	WHEEL CHOCK

Product No.	Description
11860	HARDWARE KIT 7&9 WAY
32256	5TH WHEEL LUBE DISC 12” 6.25MM
33862	5TH WHEEL LUBE DISC 8INCH
34818	HITCH LOCK 5/8”
34819	HITCH LOCK 1/2”
34914	5TH WHL LUBE DISC HD 10INCH
38443	REC COVER 2IN PRESS-IN
38444	REC COVER 1-1/4IN PRESS-IN
38445	REC COVER,CHR 2”BULK
38446	REC COVER,BLK 2”BULK
38790	5TH WHEEL LOCK
38958	COUPLER LOCK CD/1
17929	MAG TOWING LIGHTS HUSKY
39585	SWAY CONTROL BALL MT ADAPTER
70564	STABILIZER JACK,ADJ SET/2
19356	TRAILER END CONNECTOR KIT 8’
19430	TRAILER END CONNECTOR KIT 12’
13034	BATTERY BOX GRP 24 BLACK
13035	BATTERY BOX GRP 27 BLACK
13228	BATTERY BOX GRP GC-2 BLACK
19216	BATTERY CHARGER 12V 2A
19674	PH TC2-P 12V/2A CHARGER
80205	POWERHOUSE GENERATOR COVER M1
80206	POWERHOUSE GENERATOR COVER LG
80208	POWERHOUSE GENERATOR COVER S
80443	GENERATOR COVER - S(500WI)
80445	GENERATOR COVER - M1(1000WI)
80446	GEN COVER- LG 2000WI&PH2100PRI
80457	GENERATOR COVER - XL(PH3100RI)
80505	GENERATOR COVER, PH6500RI
11796	BATT STRAP 54IN W/BRKTS
12024	BATT STRAP,42IN W/BRKTS
60370	GENERATOR-500WI INVERTER
60376	GENERATOR-2000WI INVERTER
61356	GENERATOR-1000WI INVERTER
63650	GENERATOR-3600W OPEN FRAME
64211	GENERATOR-4000W INV EFI W/LCD
64229	GENERATOR-PH6500RI-NEW
69271	GENERATOR-2100W INVERTER P&R
69272	GENERATOR-2700W INVERTER P&R
69273	GENERATOR-3100W INVERTER R
69274	GENERATOR-PH6500RI
69276	2100/2700 GENSET PARALLEL KIT
81199	2500LB POWER JACK, ACME SCREW
81200	3000LB POWER JACK, ACME SCREW
81201	3500LB POWER JACK, ACME SCREW
25606	TOTE-N-STOR 11GAL
25951	TOTE-N-STOR 6GAL
25607	TOTE-N-STOR 15GAL
25608	TOTE-N-STOR 25GAL
25609	TOTE-N-STOR 32GAL

Table 1 - Product Description

Product No.	Description
33253	HITCH PIN, 1/2” BULK
33790	HITCH PIN/CLIP 5/8” CD/1
33791	HITCH PIN, 5/8” BULK
33792	SPRING CLIP,BULK 5/8”
34521	HITCH PIN/CLIP,1/2” CD/1
31395	CUSTOM BRACKET KIT-TITAN
31396	CUSTOM BRACKET KIT CHEVY 1500
31397	CUSTOM BRACKET KIT CHEVY ALL
31402	CUSTOM BRACKET KIT CHEVY ALL
31404	CUSTOM BRACKET KIT DODGE ALL
31405	CUSTOM BRACKET KIT FORD
31406	CUSTOM BRACKET KIT FORD
31407	CUSTOM BRACKET KIT FORD
31408	CUSTOM BRACKET KIT FORD
31409	CUSTOM BRACKET KIT FORD F150
31410	CUSTOM BRACKET KIT TUNDRA
31414	CUSTOM BRACKET KIT USE W/31404
31564	CUSTOM BRKT KIT FORD F150
31565	CUSTOM BRKT KIT DODGE ALL
31566	CUSTOM BRKT KIT DODGE 2009
31852	CUSTOM BRACKET KIT GMC/CHEVY
31853	“L” BRACKET KIT GMC/CHEVY
32084	2013 DODGE 2500 4BOLT INST KIT
32221	CTM BRKT KIT 2013/14 DODGE RAM
32222	KIT, SERVICE, 1/2” U-BOLT
32223	KIT, HRDWRE, 2013/14 DODGE RAM
32224	KIT, SPACER, 2013/14 DODGE RAM
30255	BALL 2-5/16X1-1/4X2-5/8 PAK/1
30508	TOW BAR, ADJ 5000# HUSKY
30601	BALL 2 X 1 X 1
30605	BALL 2-5/16X1-1/4X2
30678	BALL 2-5/16X1-1/4X2-5/8 CHROME

Product No.	Description
20122	TOTE-N-STOR 18GAL 4-WHEEL
20123	TOTE-N-STOR 25GAL 4-WHEEL
20129	TOTE-N-STOR 38GAL 4-WHEEL
25644	TOW BRKT F/TOTE-N-STOR
65213	RUBBER ROOF KIT, BULK
61255	VENT LID VNTLN/ELXR WHT BOX/1
61628	VENT LID JENSEN WHITE BOX/1
61634	VENT LID OLD ELIXIR WHT BOX/1
62712	REFER VENT LID-BLK, N/S DOM
62718	REFER VENT LID-BLK, NORCOLD
63110	VENT LID JENSEN WHITE BAG/1
63112	VENT LID JENSEN SMOKE BAG/1
63113	VENT LID VNTLN/ELXR WHT BAG/1
63115	VENT LID VNTLN/ELXR SMK BAG/1
63116	VENT LID OLD ELIXIR WHT BAG/1
63118	VENT LID OLD ELIXIR SMK BAG/1
65479	VENT LID,VNTLN,WHT,LFTIME BX/1
65483	FAN BLADE 6IN ROUND BORE CCW
65484	FAN BLADE 6IN D BORE CW
65485	FAN BLADE 6IN D BORE CCW
65491	FAN BLADE 6IN RND BORE CCW
65528	REFER VENT LID-PW,N/S DOMETIC
65529	REFER VENT LID-PW,O/S DOMETIC
65532	REFER VENT LID-P/W,NORCOLD
69278	VENT LID VNTLN/ELXR WHITE BG/1
69279	VENT LID VNTLN/ELXR SMOKE BG/1
69280	VENT LID VNTLN/ELXR WHITE BX/1
69282	VENT LID NEW JENSEN95+WHT BG/1
69283	VENT LID NEW JENSEN95+SMK BG/1
69284	VENT LID NEW JENSEN95+WHT BX/1
67304	VENT CUSHION WITH PULL STRAP